UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2024

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 240 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 24, 2024, the Board of Directors (the “Board”) of Assure Holdings Corp. (the “Company”) upon the recommendation of the Audit Committee of the Board and after considering the recommendations of management, concluded that the Company’s previously released unaudited financial statements for the quarterly period March 31, 2023, as filed in the Company’s quarterly report on Form 10-Q as filed with the Securities and Exchange Commision (the “SEC”) on May 15, 2023, for the quarterly period June 30, 2023, as filed in the Company’s quarterly report on Form 10-Q as filed with the SEC on August 14, 2023, and for the quarterly period ended September 30, 2023, as filed in the Company’s quarterly report on Form 10-Q as filed with the SEC on December 22, 2023 (together, the “Non-Reliance Periods”) should no longer be relied upon.

In connection with the preparation of the Company's consolidated financial statements for the year ended December 31, 2023, management concluded the following:

•	As of January 1, 2023, the Company recognized a deferred tax liability related to book to tax timing differences associated with the accretion expense originated from the fair value calculation of the Company’s convertible notes. The recorded deferred tax liability was an error which was reversed as of and for the three months ended March 31, 2023, as of and for the three and six months ended June 30, 2023 and as of and for the three and nine months ended September 30, 2023.

•	During the second quarter of 2023, stock-based compensation benefit was not recorded related to forfeited stock options. In correction of the error in 2023, the Company recorded a stock-based compensation benefit of $144 thousand related to the forfeiture on the unaudited condensed consolidated statement of operations for the three and six months ended June 30, 2023 and the nine months ended September 30, 2023.

•	During the second quarter of 2023, the Company settled a dispute with a commercial insurance payor for $381 thousand less than the amount previously accrued as of June 30, 2023. The error is related to an overstatement of accounts receivable and overstatement of revenue due to pricing concession adjustments related to estimated settlement.

The Board concluded that it is appropriate to correct the above errors in accounting in the Company’s financial statements for the Non-Reliance Periods included in the associated quarterly reports on Forms 10-Q for the Non-Reliance Periods, by restating such unaudited financial information because the errors in the financial statements are material to the financial statements for the Non-Reliance Periods. The Company will disclose in its upcoming Annual Report on Form 10-K for the year ended December 31, 2023, the restated financial statements for the Non-Reliance Periods. As a result, the unaudited financial statements for the Non-Reliance Periods should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

The Company has determined the exact amount and full effect of the error in the financial statements for the Non-Reliance Periods. The error does not change the cash position of the Company at the end of the Non-Reliance Periods.

The Company previously reported that the Company’s internal control over financial reporting were ineffective due to a material weakness related to inadequate controls over the review of the accounting for complex transactions and financial reporting. Management has assessed the effect of these restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to continue to report this at least this same material weakness as a result of its analysis of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Board have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

Additional Information and Where to Find It

This current report may be deemed to be solicitation material with respect to the proposed transactions between Assure and Danam. In connection with the proposed transaction, Assure intends to file relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Assure will mail the proxy statement/prospectus to the Assure and Danam stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective.

Investors and securityholders of Assure and Danam are urged to read these materials when they become available because they will contain important information about Assure, Danam and the proposed transactions. This current report is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Assure may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Assure’s website at www.assureneuromonitoring.com, on the SEC’s website at www.sec.gov or by directing a request to Assure at 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111, Attention: John Farlinger, Chief Executive Officer; or by email at ir@assureiom.com.

This current report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Assure and Danam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Assure in connection with the proposed transaction. Information about the executive officers and directors of Assure are set forth in Assure’s Definitive Proxy Statement on Schedule 14A relating to the 2023 Annual Meeting of Stockholders of Assure, filed with the SEC on December 5, 2023. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Assure will be set forth in the proxy statement/prospectus, which will be included in Assure’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This current report contains forward-looking statements based upon the current expectations of Assure and Danam. Forward-looking statements involve risks and uncertainties and include, but are not limited to, statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Assure and Danam and the combined company at the closing of the proposed merger; the future operations of the combined company; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Assure and Danam to consummate the proposed merger, as applicable; (iii) risks related to Assure’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Assure stockholders and Danam stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Assure’s common stock; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Assure’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC, and in other filings that Assure makes and will make with the SEC in connection with the proposed transaction, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Assure expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: April 26, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer